UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2025

VIMEO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

330 West 34th Street, 5th Floor New York, NY 10001	10001
(Address of principal executive offices)	Zip Code

(Registrant’s telephone number, including area code): (212) 524-8791

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 19, 2025, Vimeo, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Of the 157,950,354 shares of common stock outstanding and entitled to vote as of October 21, 2025, the record date for the Special Meeting, and the 9,399,250 shares of Class B common stock outstanding and entitled to vote as of October 21, 2025, 133,924,287 shares of common stock were represented at the Special Meeting (in person or by proxy) and 9,399,250 shares of Class B common stock were represented at the Special Meeting (by proxy), constituting 90.46% of the voting power of the shares issued and outstanding and a quorum to conduct business at the Special Meeting.

At the Special Meeting, stockholders of the Company (1) approved the adoption of the Agreement and Plan of Merger, dated as of September 10, 2025 (the “Merger Agreement”), by and among the Company, Bending Spoons US Inc. (“Bending Spoons US”), Bending Spoons S.p.A. and Bloomberg Merger Sub Inc., a wholly-owned subsidiary of Bending Spoons US (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Bending Spoons US (the “Merger”) and (2) approved, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the Merger.

The final voting results are set forth below.

Proposal 1: Adoption and approval of the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
227,373,651	247,814	295,322	0

Proposal 2: Approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of the Company in connection with the Merger:

For	Against	Abstain	Broker Non-Votes
174,360,703	52,547,171	1,008,913	0

Proposal 3: In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting (the “Adjournment Proposal”):

For	Against	Abstain	Broker Non-Votes
222,002,170	5,651,400	263,217	0

Although there were sufficient votes to approve the Adjournment Proposal, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

Date: November 19, 2025	By:	/s/ Jessica Tracy
Jessica Tracy
General Counsel & Secretary